UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 11, 2009 (December 10, 2009)

XFONE, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation or organization)

Commission File No. 001-32521

11-3618510
(I.R.S. Employer Identification Number)

5307 W. Loop 289
Lubbock, Texas 79414
 (Address of principal executive offices) (Zip Code)

806-771-5212
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry into a Material Definitive Agreement.

The information set forth below under Item 2.03 of this Current Report on Form 8-K relating to the Agreement (as defined therein) is hereby incorporated into this Item 1.01 by reference.

Item 2.03                      Creation of a Direct Financial Obligation.

On December 10, 2009, Xfone, Inc. (the “Registrant”) entered into a Loan Agreement (the “Agreement”) as guarantor, with (i) Swiftnet Limited, the Registrant’s wholly owned United Kingdom subsidiary, as borrower (the “Borrower”); (ii) Iddo Keinan, as lender (the “Lender”); and (iii) the Registrant’s other wholly owned UK Subsidiaries: (a) Auracall Limited (“Auracall”), (b) Equitalk.co.uk Limited (“Equitalk”), and (c) Story Telecom Limited (“Story Telecom”) (each a UK Subsidiary and collectively, the “UK Subsidiaries”). Pursuant to the Agreement, the Lender agreed to extend to the Borrower a loan in the amount of £860,044.58 (the “Loan”) no later than December 10, 2009 (the “Drawdown Date”).

The Loan was advanced by the Borrower to the Registrant as bridge funding of the payment of amounts due by the Registrant on its Series A Bonds.

The Loan is to be repaid in full no later than May 30, 2010. The Lender obtained the funds for the Loan from the Lender’s bank, and the Borrower has agreed to reimburse the Lender for his interest payments (1.3% per month charged on the total amount of the Lender’s loan) as well as certain costs and expenses related to the Agreement and the Lender’s loan. The Borrower has the right upon two business days’ prior written notice to make voluntary prepayments on the Loan, with no prepayment fee, except that prepayments during the first month following the Drawdown Date results in an early repayment charge equal to the balance of the first month’s interest.

In consideration for the Loan, the following was granted as security in favor of the Lender for the Borrower’s obligations under the Agreement:

1.      The Loan is secured by a security interest in: (i) 51% of each of the Class A shares and Class B shares of the Borrower; (ii) 51% of the issued share capital of Equitalk; (iii) 100% of the issued share capital of Auracall; (iv) 100% of the issued share capital of Story Telecom;

2.      An intercompany guarantee between the Registrant, the UK Subsidiaries and NTS Communications, Inc., the Registrant’s wholly owned U.S. subsidiary; and

3.      Debentures over the entire assets of the Borrower and each UK Subsidiary.

The Registrant agreed that, for the duration of the Loan, it shall (i) preserve Mr. Abraham Keinan’s (“Mr. Keinan”) current positions in each of the Borrower and each UK Subsidiary (together the “Group”), grant Mr. Keinan a veto right on any resolution in the board of directors of each member of the Group, and appoint Mr. Keinan as a signatory of each member of the Group; and (ii) provide sufficient funds to the Lender on a monthly basis to ensure the timely payments of Borrower’s monthly interest payments on the Loan, in full.

Additionally, the Registrant has provided the following covenants:

1.      The Registrant covenanted that it will appoint an additional director to its Board of Directors no later than January 15, 2010 and that such appointee shall be acceptable to Mr. Keinan.  Until such time as such an individual is appointed or until the Loan is repaid in full, Mr. Keinan shall have a veto right on any resolution put forth before the Registrant’s Board of Directors. Mr. Keinan shall recommend an appropriate candidate (an “Appropriate Candidate”) for such appointment no later than January 2, 2010.  In the event Mr. Keinan fails to recommend an Appropriate Candidate prior to January 2, 2010, Mr. Keinan’s aforementioned veto right shall terminate and become void on January 15, 2010; and

2.      The Registrant covenanted that it will repay its Credit Facility that it has with Bank Leumi (UK) Plc of £150,000, no later than May 30, 2010, so that the bank guarantee securing the Credit Facility, which was issued by FIBI London on the basis of a deposit in an equivalent amount lodged by the Lender with FIBI London, may be released to the Lender.  A failure to comply with this provision constitutes an event of default under the Agreement.

Further, the Registrant granted to the Lender a security interest in any proceeds of a sale of its working interest in the capital stock of Xfone 018, Ltd., the Registrant’s majority-owned (69%) Israel-based subsidiary, in an amount equal to the amount of the Loan.

In the event the Lender becomes a shareholder of the Borrower or any UK Subsidiary (each, an “Exercised Subsidiary”), upon the occurrence of an event of default, the Registrant shall have, for a period of three months (the “Buy Back Period”) an irrevocable right to purchase back the shares of such Exercised Subsidiary, at a purchase price equal to the aggregate amount of the outstanding principal, interest and any other expenses and costs born by Lender in connection with the Loan.  In addition, the Registrant granted to the Lender an option to purchase its entire holding of shares or stock in the Exercised Subsidiaries (the “Option”). The Option is, among other things: (i) exercisable at any time after the Buy Back Period and for a period of 24 months thereafter, at a purchase price to be calculated and determined in accordance with the valuation to be performed, as set forth in the Agreement, (ii) subject to regulatory and legal requirement under the laws of Nevada, the laws of England & Wales and any other applicable law; and (iii) may be exercised in respect of some or all of the Exercised Subsidiaries, at Lender’s sole discretion.

The Lender is son of Mr. Keinan, the Registrant’s Chairman of the Board and major shareholder.  The Lender has been employed by the Borrower since 1998.

The Agreement was approved by the Audit Committee of the Registrant’s Board of Directors, as well as by the Registrant’s Board of Directors, with the necessary abstentions.

The foregoing summary of the Loan Agreement is qualified in its entirety by reference to the definitive transaction document, a copy of which is attached as Exhibit 10.134 to this Current Report on Form 8-K.

Item 9.01                       Financial Statements and Exhibits

(a)            Not applicable.
(b)            Not applicable.
(c)            Not applicable.
(d)            Exhibits.

Exhibit No.	Description
10.134	Loan Agreement dated as of December 10, 2009, between Swiftnet Limited, Iddo Keinan, Xfone, Inc., Auracall Limited, Equitalk.co.uk Limited and Story Telecom Limited.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Xfone, Inc.

Date: December 11, 2009	By:	/s/ Guy Nissenson
Guy Nissenson
President, Chief Executive Officer and Director

INDEX TO EXHIBITS

Exhibit No.	Description
10.134	Loan Agreement dated as of December 10, 2009, between Swiftnet Limited, Iddo Keinan, Xfone, Inc., Auracall Limited, Equitalk.co.uk Limited and Story Telecom Limited.